Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Third Quarter 2015 Results; Provides 2015 Earnings Guidance

ROSEMEAD, Calif., October 27, 2015 - Edison International (NYSE: EIX) today reported third quarter 2015 net income on a GAAP basis of $421 million, or $1.29 per share, compared to $480 million, or $1.47 per share, in the third quarter of 2014. On an adjusted basis, Edison International’s third quarter 2015 core earnings were $377 million, or $1.16 per share, compared to $496 million, or $1.52 per share, in the third quarter of 2014.
Southern California Edison's (SCE) third quarter 2015 core earnings decreased by $114 million, or $0.35 per share, from the third quarter 2014 primarily due to an estimated revenue refund of $233 million, or $0.42 per share, based on the proposed decision in SCE's 2015 General Rate Case (GRC) and lower income tax benefits, partially offset by higher Federal Energy Regulatory Commission (FERC)-related revenue from rate base growth. The revenue requirement ultimately adopted by the California Public Utilities Commission (CPUC) will be retroactive to January 1, 2015.
Edison International Parent and Other’s third quarter 2015 core losses increased by $5 million, or $0.01 per share, compared to third quarter 2014 core losses primarily due to lower income from Edison Capital's investments in affordable housing projects.
Edison International's third quarter 2015 core earnings exclude income of $1 million related to losses allocated to tax equity investors under the hypothetical liquidation at book value (HLBV) accounting method and $43 million, or $0.13 per share, from discontinued operations. Edison International's third quarter 2014 core earnings exclude losses of $16 million, or $0.05 per share, from discontinued operations.
“Third quarter earnings comparisons were impacted by the proposed decision on SCE’s 2015 General Rate Case,” said Ted Craver, chairman and chief executive officer of Edison International. “While the case is generally constructive overall, SCE has identified several important items that the CPUC should correct.”
Year-to-Date Earnings
For the nine months ended September 30, 2015, Edison International reported net income on a GAAP basis of $1,099 million, or $3.37 per share, compared to $1,192 million, or $3.66 per share, during the same period in 2014. On an adjusted basis, Edison International’s core earnings were $1,049 million, or $3.22 per share, compared to $1,142 million, or $3.50 per share, in the year-to-date period in 2014.
SCE’s core earnings for the nine months ended September 30, 2015 decreased $89 million, or $0.27 per share, from the same period in 2014, primarily due to lower revenue related to the 2015 GRC proposed decision and lower other income, partially offset by higher FERC-related revenue from rate base growth and earnings on funds used during construction. In addition, income tax benefits were lower in 2015.
Edison International Parent and Other’s year-to-date 2015 core losses increased $4 million, or $0.01 per share, compared to the same period in 2014 primarily due to income taxes and expenses.

Edison International Reports Third Quarter 2015 Financial Results

Edison International's year-to-date 2015 core earnings exclude income of $7 million, or $0.02 per share, related to losses allocated to tax equity investors under the HLBV accounting method and $43 million, or $0.13 per share, from discontinued operations. Edison International's year-to-date 2014 core earnings exclude a charge of $96 million, or $0.29 per share, related to the SCE San Onofre Settlement Agreement and $146 million, or $0.45 per share, of income from discontinued operations.
Edison International uses core earnings, which is a non-GAAP financial measure that adjusts for significant discrete items that management does not consider representative of ongoing earnings. Edison International management believes that core earnings provide more meaningful comparisons of performance from period to period. Please see the attached tables for a reconciliation of core earnings to basic GAAP earnings.
2015 Earnings Guidance
The company announced core earnings guidance of $3.77 to $3.87 per share and basic earnings guidance of $3.92 to $4.02 per share for 2015. See the presentation accompanying the company’s conference call for further information including key guidance assumptions.
Reconciliation of 2015 Core Earnings Guidance to Basic Earnings Guidance

	2015 Earnings Guidance as of October 27, 2015
	Low	Midpoint	High
SCE		$3.97
EIX Parent & Other		(0.15)
EIX Core EPS	$3.77	$3.82	$3.87
Non-Core Items[1]	0.15	0.15	0.15
EIX Basic EPS	$3.92	$3.97	$4.02

[1] Represents non-core items recorded for the nine months ended September 30, 2015.

About Edison International
Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in energy services and technologies, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

Edison International Reports Third Quarter 2015 Financial Results

Appendix

Use of Non-GAAP Financial Measures
Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to as net income, basic EPS, core earnings, or core EPS also apply to the description of earnings or earnings per share.
Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested awards that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in Edison International Parent and Other.
Risk Disclosure Statement
Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.
Regulatory Filings Access
Edison International and SCE provide direct links to SCE's regulatory filings with the CPUC and the FERC at www.edisoninvestor.com so that such filings are available to all investors upon SCE filing with the relevant agency.
Reminder: Edison International Will Hold a Conference Call Today
When:    Tuesday, October 27, 2015, 1:30 p.m. (Pacific Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-570-8796 (US) and 1-203-369-3293 (Int’l) - Passcode: 85749
Telephone replay available through November 5, 2015
Webcast:     www.edisoninvestor.com

Edison International Reports Third Quarter 2015 Financial Results

Third Quarter and Year-to-Date Reconciliation of
Core Earnings Per Share to Basic Earnings Per Share

	Three months ended September 30,			Nine months ended September 30,
	2015	2014	Change	2015	2014	Change
Earnings (loss) per share attributable to Edison International
Continuing operations
SCE	$1.19	$1.54	$(0.35)	$3.31	$3.29	$0.02
Edison International Parent and Other	(0.03)	(0.02)	(0.01)	(0.07)	(0.08)	0.01
Discontinued operations	0.13	(0.05)	0.18	0.13	0.45	(0.32)
Edison International	1.29	1.47	(0.18)	3.37	3.66	(0.29)
Less: Non-core items
SCE	—	—	—	—	(0.29)	0.29
Edison International Parent and Other	—	—	—	0.02	—	0.02
Discontinued operations	0.13	(0.05)	0.18	0.13	0.45	(0.32)
Total non-core items	0.13	(0.05)	0.18	0.15	0.16	(0.01)
Core earnings (losses)
SCE	1.19	1.54	(0.35)	3.31	3.58	(0.27)
Edison International Parent and Other	(0.03)	(0.02)	(0.01)	(0.09)	(0.08)	(0.01)
Edison International	$1.16	$1.52	$(0.36)	$3.22	$3.50	$(0.28)
Note: Diluted earnings were $1.28 and $1.46 per share for the three months ended September 30, 2015 and 2014, respectively, and $3.34 and $3.62 per share for the nine months ended September 30, 2015 and 2014, respectively.

Third Quarter and Year-to-Date Reconciliation of
Core Earnings to Basic Earnings (in millions)

	Three months ended September 30,			Nine months ended September 30,
(in millions)	2015	2014	Change	2015	2014	Change
Net income (loss) attributable to Edison International
Continuing operations
SCE	$389	$503	$(114)	$1,079	$1,072	$7
Edison International Parent and Other	(11)	(7)	(4)	(23)	(26)	3
Discontinued operations	43	(16)	59	43	146	(103)
Edison International	421	480	(59)	1,099	1,192	(93)
Less: Non-core items
SCE	—	—	—	—	(96)	96
Edison International Parent and Other	1	—	1	7	—	7
Discontinued operations	43	(16)	59	43	146	(103)
Total non-core items	44	(16)	60	50	50	—
Core earnings (losses)
SCE	389	503	(114)	1,079	1,168	(89)
Edison International Parent and Other	(12)	(7)	(5)	(30)	(26)	(4)
Edison International	$377	$496	$(119)	$1,049	$1,142	$(93)

Edison International Reports Third Quarter 2015 Financial Results

Consolidated Statements of Income	Edison International
	Three months ended September 30,		Nine months ended September 30,
(in millions, except per-share amounts, unaudited)	2015	2014	2015	2014
Total operating revenue	$3,763	$4,356	$9,183	$10,298
Purchased power and fuel	1,785	2,182	3,648	4,563
Operation and maintenance	780	802	2,159	2,245
Depreciation, decommissioning and amortization	506	424	1,451	1,248
Property and other taxes	84	77	255	235
Impairment and other charges	—	(3)	—	228
Total operating expenses	3,155	3,482	7,513	8,519
Operating income	608	874	1,670	1,779
Interest and other income	32	40	114	109
Interest expense	(138)	(141)	(420)	(422)
Other expenses	(15)	(29)	(40)	(52)
Income from continuing operations before income taxes	487	744	1,324	1,414
Income tax expense	82	220	195	284
Income from continuing operations	405	524	1,129	1,130
Income (loss) from discontinued operations, net of tax	43	(16)	43	146
Net income	448	508	1,172	1,276
Preferred and preference stock dividend requirements of utility	28	28	84	84
Other noncontrolling interests	(1)	—	(11)	—
Net income attributable to Edison International common shareholders	$421	$480	$1,099	$1,192
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$378	$496	$1,056	$1,046
Income (loss) from discontinued operations, net of tax	43	(16)	43	146
Net income attributable to Edison International common shareholders	$421	$480	$1,099	$1,192
Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$1.16	$1.52	$3.24	$3.21
Discontinued operations	0.13	(0.05)	0.13	0.45
Total	$1.29	$1.47	$3.37	$3.66
Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	329	329	329
Continuing operations	$1.15	$1.51	$3.21	$3.18
Discontinued operations	0.13	(0.05)	0.13	0.44
Total	$1.28	$1.46	$3.34	$3.62
Dividends declared per common share	$0.4175	$0.3550	$1.2525	$1.0650

Edison International Reports Third Quarter 2015 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	September 30, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$134	$132
Receivables, less allowances of $66 and $68 for uncollectible accounts at respective dates	1,211	790
Accrued unbilled revenue	1,025	632
Inventory	270	281
Derivative assets	81	102
Regulatory assets	473	1,254
Deferred income taxes	152	452
Other current assets	446	376
Total current assets	3,792	4,019
Nuclear decommissioning trusts	4,388	4,799
Other investments	208	207
Total investments	4,596	5,006
Utility property, plant and equipment, less accumulated depreciation and amortization of $8,407 and $8,132 at respective dates	34,062	32,859
Nonutility property, plant and equipment, less accumulated depreciation of $81 and $76 at respective dates	140	122
Total property, plant and equipment	34,202	32,981
Derivative assets	188	219
Regulatory assets	8,121	7,612
Other long-term assets	371	349
Total long-term assets	8,680	8,180

Total assets	$51,270	$50,186

Edison International Reports Third Quarter 2015 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	September 30, 2015	December 31, 2014
LIABILITIES AND EQUITY
Short-term debt	$1,154	$1,291
Current portion of long-term debt	295	504
Accounts payable	1,330	1,580
Accrued taxes	80	81
Customer deposits	235	221
Derivative liabilities	207	196
Regulatory liabilities	888	401
Other current liabilities	1,050	1,205
Total current liabilities	5,239	5,479
Long-term debt	10,957	10,234
Deferred income taxes and credits	7,698	7,313
Derivative liabilities	1,167	1,052
Pensions and benefits	2,175	2,155
Asset retirement obligations	2,822	2,821
Regulatory liabilities	5,265	5,889
Other deferred credits and other long-term liabilities	2,316	2,255
Total deferred credits and other liabilities	21,443	21,485
Total liabilities	37,639	37,198
Commitments and contingencies
Redeemable noncontrolling interest	11	6
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at respective dates)	2,475	2,445
Accumulated other comprehensive loss	(55)	(58)
Retained earnings	9,180	8,573
Total Edison International's common shareholders' equity	11,600	10,960
Noncontrolling interests – preferred and preference stock of utility	2,020	2,022
Total equity	13,620	12,982

Total liabilities and equity	$51,270	$50,186

Edison International Reports Third Quarter 2015 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Nine months ended September 30,
(in millions, unaudited)	2015	2014
Cash flows from operating activities:
Net income	$1,172	$1,276
Less: Income from discontinued operations	43	146
Income from continuing operations	1,129	1,130
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,515	1,312
Allowance for equity during construction	(63)	(45)
Impairment and other charges	—	228
Deferred income taxes and investment tax credits	202	303
Other	(5)	14
EME insurance proceeds and settlement payments	(176)	(225)
Changes in operating assets and liabilities:
Receivables	(412)	(369)
Inventory	10	(19)
Accounts payable	164	211
Prepaid and accrued taxes	(18)	106
Other current assets and liabilities	(572)	(603)
Derivative assets and liabilities, net	25	(68)
Regulatory assets and liabilities, net	1,318	41
Nuclear decommissioning trusts	(249)	100
Other noncurrent assets and liabilities	(35)	(89)
Net cash provided by operating activities	2,833	2,027
Cash flows from financing activities:
Long-term debt issued or remarketed, net of discount and issuance costs of $16 and $5 at respective periods	1,415	395
Long-term debt matured or repurchased	(761)	(405)
Preference stock issued, net	319	269
Preference stock redeemed	(325)	—
Short-term debt financing, net	(112)	1,138
Cash contribution from redeemable noncontrolling interest	17	—
Dividends to noncontrolling interests	(91)	(88)
Dividends paid	(408)	(347)
Other	(28)	(57)
Net cash provided by financing activities	26	905
Cash flows from investing activities:
Capital expenditures	(3,134)	(2,856)
Proceeds from sale of nuclear decommissioning trust investments	12,915	5,846
Purchases of nuclear decommissioning trust investments	(12,673)	(5,951)
Other	35	25
Net cash used in investing activities	(2,857)	(2,936)
Net increase (decrease) in cash and cash equivalents	2	(4)
Cash and cash equivalents at beginning of period	132	146
Cash and cash equivalents at end of period	$134	$142